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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
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                                                                   EXHIBIT 10.20

                   COLLABORATIVE SOLUTIONS PROVIDER AGREEMENT


     This Collaborative Solutions Provider Agreement ("Agreement") is entered into as of July 10, 2001 (the "Effective Date") by and between Bergen Brunswig Drug Company, a California corporation ("Bergen") and Omnicell.com, a California corporation ("Omnicell").

                                    RECITALS

     WHEREAS, Omnicell is a provider of clinical infrastructure and workflow automation solutions for the healthcare industry;

     WHEREAS, Bergen is a wholesale distributor of pharmaceutical products and provider of other goods and services;

     WHEREAS, the parties hereto desire to enter into this Agreement for the purpose of setting forth the terms and conditions whereby Omnicell and Bergen shall collaborate to jointly market one another's products and services and to leverage their respective strengths in supply automation and hospital pharmacy to compete more effectively in the automation and drug distribution marketplaces.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1. COLLABORATION ACTIVITIES.

     1.1 Omnicell is in the business of providing clinical infrastructure and workflow automation solutions. Omnicell's offerings include: Omnicell pharmacy system, Sure-Med pharmacy system, supply systems and combination systems.

          The Omnicell and Sure-Med pharmacy systems, together with all other future and existing products, modifications, enhancements, revisions and upgrades thereof shall be referred to as the "Omnicell Products".

     1.2 Omnicell and Bergen will use commercially reasonable efforts to collaborate in identifying, targeting and providing business opportunities to prospective and existing customer accounts, including exchanging customer lists (each on a strictly confidential basis), mutually analyzing and prioritizing sales opportunities and conducting no less than quarterly meetings to effect the purposes of this Agreement.

     1.3 The parties contemplate that the marketplace for their respective products will from time-to-time require bundled offerings of automation, drug distribution, and in some cases, e-commerce platforms (collectively, "Bundled Offering" or "Bundled Offerings").

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     1.4 Bergen and Omnicell each have certain software platforms currently known as InterLinx(TM) COE and OmniBuyer(TM), respectively, as the same exist or may be changed or replaced from time to time (collectively, the "Software Platforms"), which the parties intend to utilize on a customer-by-customer basis as part of a Bundled Offering pursuant to terms and conditions of a separately negotiated written agreement.

     1.5 In the event either party receives from a customer or prospective customer a request for proposal, whether formal or informal, verbal or written (each, an "RFP") which contemplates a Bundled Offering, the party receiving the RFP shall promptly notify in writing the other party and communicate the details of the RFP to the other party. Such other party will have the absolute right of first refusal to participate in responding to the RFP. If the other party does not indicate within thirty (30) days of receipt of notice of the RFP its desire to participate in responding to the RFP, such party will be deemed to have waived its right to participate.

     1.6 In the event a customer or prospective customer of either party has requested a Bundled Offering or the parties have identified a customer for which a Bundled Offering will be initiated, each party commits to use its commercially reasonable efforts and provide adequate resources to collaborate with the other party in good faith to create a Bundled Offering that has greater value to the customer or prospective customer than the sum of the respective individual offerings of Omnicell and Bergen. In such circumstances, neither Omnicell nor Bergen shall negotiate outside the Bundled Offering with the customer unless the other consents prior to such separate negotiations.

     1.7 Subject to the goals set forth in Subsection 1.6 above, each party will have sole discretion and control over the final price structure for its respective products and services whether or not included within a Bundled Offering. In all circumstances, any prospective customer shall be given the option of selecting either party's individual offering for automation and drug distribution, respectively.

     1.8 Any development will be limited to ensuring that both companies' e-commerce products and Software Platforms interface effectively. Any development or integration of the party's e-commerce and Software Platforms, each subject to the mutual approval(s) of the parties, shall be by separate written agreements and under such terms and conditions as agreed upon by the Chief Information Officer or Chief Technology Officer, as applicable, of each respective company. Development of any new products will be discussed and mutually agreed upon individually and as requested by customers.

     1.9 The designated Marketing Executives of each company shall meet annually to plan the scope of joint marketing activities and approve a joint marketing budget for purposes of this Agreement and the amount of marketing dollars Omnicell will make available to Bergen for additional marketing activities. In addition, each party shall make available to the other at no charge a sufficient number of brochures and other printed materials.

2. SCOPE OF AGREEMENT.

     The relationship of the parties shall be as set forth in Schedule A.

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
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406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

3. OBLIGATIONS OF BERGEN.

     3.1 Bergen shall from time to time and upon request of Omnicell provide to Omnicell such information as Bergen deems appropriate describing Bergen's products and services.

     3.2 Bergen will be solely responsible for providing to joint customers of Omnicell and Bergen all drug distribution and related services and support.

     3.3 Bergen shall be solely responsible for all compensation to Bergen's sales and other Bergen personnel.

     3.4 Subject to the other provisions of this Agreement, Bergen in its sole but reasonable discretion will utilize the resources of its National Health Systems sales force, Pharmacy Business Solutions consulting group and/or such other resources as it deems appropriate to carry out its obligations under this Agreement.

     3.5 Bergen shall designate certain personnel (as the same may be changed from time-to-time in Bergen's sole but reasonable discretion) for each of the designated functions in order to carry out the purposes of this Agreement:

          STRATEGIC EXECUTIVE - responsible for the definitive agreements, corporate relationship and joint development efforts and project expansion.

          SALES EXECUTIVE - responsible for handling joint RFP's, prioritizing customer opportunities, sales training on Bergen sales force and consultants and ongoing solutions development.

          MARKETING EXECUTIVE - responsible for project support and providing sales support, marketing studies and related materials.

     3.6 During the Term of this Agreement, Bergen will commit to service level commitments in those hospitals and health systems where Omnicell and Bergen have a joint customer relationship that arose as a result of a Bundled Offering of Omnicell and Bergen.

4. OBLIGATIONS OF OMNICELL.

     4.1 Omnicell shall from time to time and upon request of Bergen provide to Bergen such information as Omnicell deems appropriate describing Omnicell's products and services.

     4.2 Omnicell will be solely responsible for providing all installations of Omnicell Products and ongoing service support.

     4.3 Omnicell shall be solely responsible for all compensation to Omnicell's sales and other Omnicell personnel.

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE
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     4.4 Subject to the other provisions of this Agreement, Omnicell in its sole but reasonable discretion will utilize the resources of its national sales force and/or such other resources as it deems appropriate to carry out its obligations under this Agreement.

     4.5 Omnicell shall designate personnel (as the same may be changed from time-to-time in Omnicell's sole but reasonable discretion) for each of the designated functions in order to carry out the purposes of this Agreement:

          STRATEGIC EXECUTIVE - responsible for the definitive agreements, corporate relationship and joint development efforts and project expansion.

          SALES EXECUTIVE - responsible for handling joint RFP's, prioritizing customer opportunities, sales training on Omnicell's sales force and consultants and ongoing solutions development.

          MARKETING EXECUTIVE - responsible for project support and providing sales support, marketing studies and related materials.

     4.6 During the Term (as defined herein) of this Agreement, Omnicell will use its best efforts to have trained service and other certified personnel in all geographic areas where its automation is utilized and will use its commercially reasonable efforts to have its personnel in those geographic areas where Omnicell and Bergen have a joint customer relationship that arose as a result of a Bundled Offering of Omnicell and Bergen.

5. CERTAIN REMUNERATION.

     The parties shall have those obligations as set forth in Schedule B.

6. TERM.

     6.1 The Term of this Agreement shall commence on the Effective Date of this Agreement and shall continue for a period of five years, unless otherwise terminated as provided herein ("Initial Term"). This Agreement may be extended for additional five (5) year terms as mutually agreed upon in writing between the parties (collectively with the Initial Term, as the "Term"). Either party may terminate this immediately upon the occurrence of either of the following events (a termination for cause):

          6.1.1 the failure by a party to cure a material breach of this Agreement within thirty (30) days of written notice thereof, or

          6.1.2 upon the (i) filing of an application by a party to this Agreement for, or its consent to, the appointment of a trustee, receiver, or custodian of its assets; (ii) the entry of an order for relief with respect to a party in proceedings under the United States Bankruptcy Code, as amended or superseded from time to time; (iii) the making by a party of any general assignment for the benefit of creditors; (iv) the entry of an

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                    order, judgment, or decree by any court of competent jurisdiction appointing a trustee, receiver, or custodian of the assets of a party unless the proceedings and the person appointed are dismissed within ninety (90) days; or (v) the failure by a party generally to pay its debts as the debts become due within the meaning of Section 303(h)(1) as amended or superseded from time to time, of the United States Bankruptcy Code, as determined by a bankruptcy court, or in the event of a party's admission in writing of its inability to pay its debts as they become due.

     6.2 The parties rights set forth in this Section 6 are in addition to any other rights or remedies available herein, at law, in equity or otherwise.

     6.3 Upon termination of this Agreement for any reason and upon request of the other party each party shall immediately return to the other party any Confidential Information of the other party that it has in its possession.

7. USE OF TRADEMARKS.

     7.1 During the Term of this Agreement, Bergen may use, only in connection with Bergen's marketing and promotion of the Omnicell Products, trademarks, insignias, logos, proprietary marks and the like related to the Omnicell Products owned or controlled by Omnicell or its affiliated companies, in each case subject to the prior written consent of Omnicell as to the form and content of such use.

     7.2 During the Term of this Agreement, Omnicell may use, only in connection with Omnicell's marketing and promotion of the Bergen products and services, trademarks, insignias, logos, proprietary marks and the like related to the Bergen products and services owned or controlled by Bergen or its affiliated companies, in each case, subject to the prior written consent of Bergen as to the form and content of such use.

8. CONFIDENTIAL INFORMATION AND OTHER MATTERS.

     8.1 Bergen acknowledges that it may acquire and develop certain non-public knowledge, information and material concerning Omnicell, its business, customers, products and services which are and shall be the trade secrets and confidential and proprietary information of Omnicell (the "Omnicell Confidential Information"). Bergen shall hold such Omnicell Confidential Information in strict confidence and, except for disclosure to Bergen employees so long as such disclosure is necessary for Bergen in the exercise of its rights hereunder, not disclose it to others, not use it in any way or permit others to use it in any way, commercially or otherwise, and not allow any unauthorized person, firm or corporation access to such Omnicell Confidential Information either before or after termination of this Agreement, without the prior written consent of Omnicell or unless the third party is an end-user or customer who agrees to abide by a confidentiality agreement which has the effect of protecting Omnicell's rights and interests in the Omnicell Products to the extent set forth herein.

     8.2 Omnicell acknowledges that it may acquire and develop certain non-public knowledge, information and material concerning Bergen, its affiliated companies and their respective businesses, customers, products and services which are and shall be the trade

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

secrets and confidential and proprietary information of Bergen or its affiliated companies (hereinafter, the "Bergen Confidential Information"). Omnicell shall hold such Bergen Confidential Information in strict confidence and, except for disclosure to Omnicell employees so long as such disclosure is necessary for Omnicell in the exercise of its obligations hereunder, not disclose it to others, not use it in any way or permit others to use it in any way, commercially or otherwise, and not allow any unauthorized person, firm or corporation access to such Bergen Confidential Information either before or after termination of this Agreement, without the prior written consent of Bergen or unless the third party is an end-user or customer who agrees to abide by a confidentiality agreement which has the effect of protecting Bergen's rights and interests to the extent set forth herein.

     8.3 The Bergen Confidential Information and the Omnicell Confidential Information shall hereinafter be collectively referred to as the "Confidential Information." The Confidential Information shall not include information if (i) as evidenced by written records, it was in the lawful possession of the receiving party at the time of disclosure; (ii) at the time of disclosure, it is in the public domain; (iii) after disclosure, it becomes, through no act or omission on the part of the receiving party, in the public domain; or (iv) it was lawfully and independently obtained from a third party who was not under obligation of confidentiality to the disclosing party of any of its affiliates either by law or under an express or implied agreement.

9. CERTAIN REMEDIES; INDEMNIFICATION.

     9.1 Bergen and Omnicell acknowledge and agree that the covenants and agreements in Sections 8, 9 and 14 of this Agreement are made for the benefit of the other and shall survive the termination of this Agreement for a period of five (5) years. The parties acknowledge and agree that any breach by the other of their respective covenants and agreements contained herein will result in irreparable harm to the non-breaching party and that such party shall be entitled to injunctive relief for such breach in addition to other relief to which that party shall be entitled.

     9.2 Bergen shall indemnify, defend and hold harmless Omnicell, its subsidiaries, affiliated or related companies, directors, officers, employees and agents, against all losses, damages, expenses, judgments, costs and reasonable attorneys' fees arising out of a breach of this Agreement by Bergen or its employees or agents and any claims based on infringement by the Bergen Software Platforms or any portion thereof of any patents, copyrights, trade secrets, or other proprietary rights of another or arising in connection with Bergen's obligations to a joint customer of Bergen and Omnicell pursuant to a separate agreement between Bergen and such customer; provided Omnicell promptly notifies Bergen of such a claim; allows Bergen to control the defense, settlement and compromise of such a claim; and provides reasonable cooperation to Bergen in the defense of such a claim.

     9.3 Omnicell shall indemnify, defend and hold harmless Bergen, its subsidiaries, affiliated or related companies, directors, officers, employees and agents, against all losses, damages, expenses, judgments, costs and reasonable attorneys' fees arising out of a breach of this Agreement by Omnicell or its employees or agents and any claims based on infringement by the Omnicell Products or the Omnicell Software Platforms, or any portion thereof, of any patents, copyrights, trade secrets, or other proprietary rights of another or arising in connection with Omnicell's obligations to a joint customer of Bergen and Omnicell pursuant to a separate agreement between Omnicell and such customer or based upon the

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

performance of Omnicell Products; provided Bergen promptly notifies Omnicell of such a claim; allows Omnicell to control the defense, settlement and compromise of such a claim; and provides reasonable cooperation to Omnicell in the defense of such a claim.

     9.4 In addition to the foregoing, Omnicell shall indemnify Bergen for those additional matters set forth in Schedule C.

     9.5 In connection with any claim or action brought by either party as a result of or pursuant to the terms of this Agreement, both of these parties agree that in no event shall either party be liable to the other party for any consequential, special, punitive, exemplary, indirect or incidental damages (including but not limited to loss of anticipated profits, loss of use, or loss of product), whether or not foreseeable and irrespective of the theory or cause of action upon which such damages might be based, including but not limited to negligence or other tort, contract, strict liability, breach of warranty, or otherwise.

10. RELATIONSHIP OF PARTIES.

     This Agreement does not in any way create the relationship of joint venture, partnership or principal and agent between Omnicell and Bergen. Each party is an independent contractor, and as such, shall not act or represent itself, directly or indirectly or by implication, as agent for the other or assume or create any obligation on behalf of or in the name of the other, or otherwise bind the other in any manner. Without limiting the generality of the foregoing, Bergen, nor its agents or employees, shall not have the authority to accept orders for the Omnicell Products binding upon Omnicell or otherwise enter into binding agreements of any nature whatsoever on behalf of Omnicell, without the prior consent of Omnicell.

11. NON-COMPETE.

     During the Term of this Agreement, Bergen shall not compete with Omnicell by entering into the automation dispensing markets and Omnicell will not compete with Bergen by entering into the drug distribution market. If either party or an affiliated company of that party is acquired by a competitor of the non-acquired party, then in such event, the non-acquired party shall be entitled to terminate this Agreement immediately and without penalty. For purposes of this Agreement, an "affiliate" or an "affiliated company" means, with respect to a party, any entity that, directly or indirectly, or through one or more intermediaries, owns or controls, is owned or controlled by, or is under common ownership or common control with, that party. Likewise, "control" means either owning, directly or indirectly, at least 51% of the voting stock or interests of a party (on a fully-diluted basis) or having the ability, directly or indirectly, to elect a majority of the board of directors or other governing members of a party.

12. COMPLIANCE WITH LAWS.

     Each party shall perform its obligations in compliance with all laws, regulations, ordinances and orders ("Laws") of any applicable governmental entity having jurisdiction over such party. Neither party shall be obligated to perform any of the obligations contemplated by this Agreement to the extent that, in the opinion of legal counsel to such party, doing so would violate any Laws.

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

13. DISPUTE RESOLUTION.

     In the event a dispute arises between the parties hereunder in respect of how a service issue related to a joint customer should be resolved, either party may submit to a local office of the American Arbitration Association a request for mediation, whereupon each party will be obligated to proceed promptly in good faith towards submitting the issue to a mediator for final and binding resolution.

14. MISCELLANEOUS.

     14.1 GOVERNING LAW. This Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of California without regard to its choice of law provisions. The parties to this Agreement each hereby irrevocably submit to the jurisdiction of the Superior Court of the County of Orange, California, or the United States District Court for the Central District of California for the purpose of any suit, action, or other proceeding arising out of this Agreement.

     14.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the matters covered herein and may not be amended, altered or modified except in writing, signed and agreed to by an authorized representative of each party.

     14.3 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall together constitute but one and the same Agreement, binding upon the parties hereto.

     14.4 NO WAIVER. The failure of a party at any time to enforce any provisions of this Agreement shall not be construed as a waiver of any provision of this Agreement, or of the right of such party thereafter to enforce each and every provision of this Agreement.

     14.5 ATTORNEYS FEES. In the event that any dispute between the parties under this Agreement should result in any suit, action, or other proceeding, then the prevailing party shall be entitled to recover from the other party all reasonable fees, costs and expenses (including reasonable attorneys fees) incurred in connection with such suit, action or proceeding.

     14.6 NOTICES. Any notice, request, demand or other communication required or permitted under the terms of this Agreement must be in writing and must be delivered personally or sent by a nationwide overnight air courier service (prepaid, receipt acknowledgement requested), or by registered or certified mail (postage prepaid, return receipt requested), addressed as shown below:

               Notices to Bergen should be sent to:

               Bergen Brunswig Drug Company
               Attn:  President
               4000 Metropolitan Drive
               Orange, California  92868

               With a copy to:

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


               Bergen Brunswig Corporation
               Attn:  Chief Legal Officer
               4000 Metropolitan Drive
               Orange, California  92868

               Notices to Omnicell should be sent to:

               Omnicell
               Attn:  Chief Financial Officer
               1101 East Meadow Drive
               Palo Alto, CA  94303

               With a copy to:

               Omnicell
               Attn:  Corporate Counsel
               1101 East Meadow Drive
               Palo Alto, CA  94303

     14.7 SEVERABILITY. If any provision or the scope of any provision of this Agreement is found to be unenforceable or too broad in any respect pursuant to any judicial decree or decision to permit enforcement to its full extent, such provisions shall then be enforced to the maximum extent permitted by law, and the parties consent and agree that such provisions shall be curtailed only to the extent necessary to conform to law.

     14.8 ASSIGNMENT. Neither party may assign this Agreement without the prior written consent of the other party (such consent not to be unreasonably withheld), except to an affiliated entity. For purposes of this Section, any transfer, sale, merger or consolidation of a party, or the sale of a substantial portion of such party's assets, whether by contract, agreement, operation of law, or any other transaction or series of related transactions transferring all or substantially all of the party's business, assets (including this Agreement), stock, or control shall be deemed an assignment and require the prior written consent of the other party, but shall not modify, supplement, or terminate the rights or obligations of the parties hereunder. Omnicell acknowledges that Bergen Brunswig Corporation and AmeriSource Health Corporation have entered into that certain Agreement and Plan of Merger dated March 16, 2001 (the "AmeriSource Bergen Merger Agreement"), and for purposes of this provision Omnicell hereby gives its consent for the assignment that may be deemed to occur upon consummation of the transactions contemplated by such merger agreement. Bergen acknowledges that Omnicell intends to make an initial public offering of its common stock pursuant to its registration statement on file with the SEC and to reincorporate in Delaware, and for purposes of this provision Bergen hereby gives its consent for the assignment that may be deemed to occur upon consummation of the transactions contemplated by such offering and reincorporation. This Agreement shall be binding upon the parties hereto and their successors, heirs and assigns, as permitted.

     14.9 FORCE MAJEURE. No Party shall be responsible or considered in breach of this Agreement for any delay or failure in the performance of any obligation of this Agreement to the extent that such failure or delay is caused by acts of God, fires, explosions, labor disputes, accidents, civil disturbances, material shortages or other similar causes beyond its

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

reasonable control, even if such delay or failure is foreseeable; provided, however, that the non-performing Party provides notice of such cause preventing or delaying performance and resumes its performance as soon as practicable and provided further that the other parties may terminate this Agreement upon notice if such non-performance continues for a period of ninety (90) days.

     14.10 USE OF NAME. Neither Party hereto shall use the name of the other Party in any third party or public disclosure, including without limitation any advertising, offering materials, prospectus or filings with any governmental entity without prior written approval of such Party, such approval not to be unreasonably withheld.

     14.11 CONFIDENTIAL TREATMENT. In the event a Party is required in the opinion of counsel to file this Agreement as part of or in connection with a filing made with the Securities and Exchange Commission, such Party shall seek confidential treatment of the information set forth in Schedule A, Schedule B and Schedule C.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date first above written.

OMNICELL.COM, a California corporation                        BERGEN BRUNSWIG DRUG COMPANY, a California corporation

By:                                                           By:
   --------------------------------------------------            --------------------------------------------------

Name:                                                         Name:
     ------------------------------------------------              ------------------------------------------------

Its:                                                          Its:
    -------------------------------------------------             -------------------------------------------------

Date:                                                         Date:
     ------------------------------------------------              ------------------------------------------------


[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                   SCHEDULE A


         1. Omnicell shall not enter into either [*] or [*] as it will have with Bergen with [*] during the Term of the Agreement and represents to Bergen that it has not entered into a [*] with [*] prior to the Term of this Agreement.

         2. Omnicell may work with [*] for the sales of [*] in certain [*]; provided, however, Omnicell shall be [*] in connection with [*] to or from [*] or enter into a relationship where the [*] could claim a preferred status with Omnicell. Notwithstanding the foregoing, [*] may be permitted to include Omnicell Products in any RFP responses where [*] have not been requested.

         3. Bergen shall not enter into either [*] or [*] as it will have with Omnicell with [*] during the Term of the Agreement and represents to Omnicell that it has not entered into a [*] with any other of the [*] prior to the Term of this Agreement.

         4. Bergen may work with the [*] for the sales of [*] in certain [*]; provided, however, Bergen shall be [*] in connection with [*] to a [*] or enter into a relationship where the [*] could claim a preferred status with Bergen. Notwithstanding the foregoing, the [*] may be permitted to include Bergen products in any RFP responses where [*] have not been requested.

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                   SCHEDULE B


         1. In the event Bergen acquires Omnicell shares of stock in the initial public offering or otherwise makes an "Investment" pursuant to paragraph 6 below, Omnicell, at such time, shall begin to pay to Bergen a commission of [*] derived from pharmacy automation products ("Commission") at accounts as defined in paragraph 1. Commissions are due to Bergen from Omnicell under the following circumstances:

         (a) where the account is not then currently a customer of Bergen (as primary drug distributor) nor Omnicell, and selects Omnicell Product and Bergen (as primary drug distributor) as a result of a joint RFP response or joint marketing presentation by Omnicell and Bergen where the collaborative relationship has been presented to the account;

         (b) where Bergen is the then current primary drug distributor and Omnicell is not an existing supplier of the Omnicell Product and the account selects Omnicell Product as a result of a joint RFP response or joint marketing presentation by Omnicell and Bergen where the collaborative relationship has been presented to the account;

         (c) where the account is not then currently a Bergen customer (as primary drug distributor) but is then currently an Omnicell customer and expands its Omnicell Product implementation and selects Bergen as the primary drug distributor as a result of a joint RFP response of joint marketing presentation by Omnicell and Bergen where the collaborative relationship has been presented to the account;

         (d) where the account is then currently a customer of each Bergen (as primary drug distributor) and Omnicell and expands its Omnicell Product implementation, but only in the event its primary drug distribution agreement with Bergen is modified, extended or otherwise revised to enhance or substantially benefit the collaborative relationship, as a result of a joint RFP response or joint marketing presentation where the collaborative relationship has been presented to the account; and

         (e) where the account at any time during the Term has previously satisfied any of the conditions in any of (a) - (d) above, continues or initiates business with Bergen as its primary drug distributor and expands its Omnicell Product implementation.

The Commission called for by this paragraph 1 will be paid so long as the sale occurs at any time while (i) this Agreement remains in full force and effect between the parties and within six (6) months after termination of this Agreement for any reason; and (ii) the agreement between Bergen and the account remains in full force and effect or within six (6) months after termination of such agreement. In the event the parties wish to enter into a similar arrangement with respect to commissions for OmniBuyer(TM) (or successor system), those commissions shall be subject to a separate written agreement as may be negotiated between the parties. In the event Bergen does not acquire Omnicell shares of stock in the

[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


IPO or otherwise make an Investment, Omnicell will not be required to pay to Bergen any Commissions hereunder.

         2. Omnicell's cash payment of Commissions to Bergen shall occur by the end of the month following the month in which Omnicell receives payment from the applicable customer.

         3. Omnicell shall provide a monthly accounting to Bergen for all sales of Omnicell pharmacy automation products that meet any of the thresholds detailed in paragraph 1 above. All sums payable hereunder shall be paid without notice, demand set off or deduction.

         4. The parties hereto shall have the right on thirty (30) days written notice to the other party, to audit each other's books and records relating to the accounting of Revenues or for any other purpose reasonably related to the other party's obligations under this Agreement, provided that such audits shall occur no more than twice in any calendar year and shall take place at the offices of the auditee at the expense of the auditor, during normal business hours.

         5. In connection with any initial public offering ("IPO") of shares of capital stock of Omnicell, Omnicell agrees to reserve for offer to Bergen shares of such stock at the initial offering price for such shares with an aggregate value equivalent to Five Million Dollars ($5,000,000), provided that such shares have been registered with the U.S. Securities and Exchange Commission (the "SEC") pursuant to an appropriate registration statement under the Securities Act of 1933, as amended, which registration statement will have been declared effective by the SEC, and provided further that such IPO occurs on or before December 31, 2001. Except in connection with any required pledge of collateral pursuant to any financing agreements previously entered into between Bergen's parent corporation and any third party, and except in connection with any successor entity restructuring subsequent to the merger contemplated by the AmeriSource Bergen Merger Agreement, Bergen shall not assign, transfer, sell, pledge, hypothecate or otherwise dispose of such shares for a period of one (1) year from the date of the IPO; provided, however, in the event of a Change in Control (as defined hereinafter) of Omnicell during such one (1) year period of restriction, such restriction shall automatically terminate and Bergen shall have the right to make any disposition of the shares as it deems appropriate in its sole discretion. For purposes of the foregoing, "Change in Control" shall mean (i) any change in the ownership or effective control of Omnicell, or (ii) any change in the ownership of a substantial portion of the assets of Omnicell; all within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended to date, or any successors provision thereto, regulations (including temporary and proposed regulations) promulgated thereunder, and judicial interpretations of Section 280G and the regulations.

         6. In the event that the IPO is not consummated, prior to December 31, 2001 Bergen will have the option, but not the obligation, to make an investment ranging between Three Million Dollars ($3,000,000) and Five Million Dollars ($5,000,000) in Omnicell, on such terms as may be mutually agreeable to the parties and memorialized by written instruments (the "Investment").


[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                   SCHEDULE C

         Omnicell shall indemnify, defend and hold harmless Bergen, its subsidiaries, affiliated or related companies, directors, officers, employees and agents, against all losses, damages, expenses, judgments, costs and reasonable attorneys' fees arising out of any third party claims alleging a material misstatement or omission in the information contained in any registration statements filed with the SEC or any other public dissemination of information by Omnicell, describing the relationship between Bergen and Omnicell, including without limitation, information regarding Omnicell's business prospects, financial results, source of funds, results of operations or business relationships; provided Bergen promptly notifies Omnicell of such a claim; allows Omnicell to control the defense, settlement and compromise of such a claim; and provides reasonable cooperation to Omnicell in the defense of such a claim. The parties agree that the survival provisions and limitations on liability set forth in Article 9 of the Agreement shall apply to claims for indemnification pursuant to this Schedule C.



[ ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.